UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (Amendment No. ) (RULE 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant Filed by a party other than the Registrant Check the appropriate box: Preliminary Proxy Statement CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material under §240.14a-12 Pacific Gas and Electric Company (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): No fee required. Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11. Fee paid previously with preliminary materials.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V69925-P31453 PACIFIC GAS AND ELECTRIC COMPANY PACIFIC GAS AND ELECTRIC COMPANY ATTN: SHAREHOLDER SERVICES 300 LAKESIDE DRIVE OAKLAND, CA 94612 2025 Annual Meeting Vote by May 21, 2025 11:59 PM ET You invested in PACIFIC GAS AND ELECTRIC COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on Thursday, May 22, 2025, and notice of the Annual Meeting of Shareholders. Get informed before you vote View the Notice, Proxy Statement, Annual Report and Form of Proxy online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* Annual Meeting will be held on Thursday, May 22, 2025 10:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/PCG-P2025

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THIS IS NOT A VOTABLE BALLOT

This is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information about the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to access and review the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Rajat Bahri	For
1b.	Cheryl F. Campbell	For
1c.	Edward G. Cannizzaro	For
1d.	Kerry W. Cooper	For
1e.	Leo P. Denault	For
1f.	Jessica L. Denecour	For
1g.	Mark E. Ferguson III	For
1h.	W. Craig Fugate	For
1i.	Arno L. Harris	For
1j.	Carlos M. Hernandez	For
1k.	John O. Larsen	For
1l.	Patricia K. Poppe	For
1m.	Sumeet Singh	For
1n.	William L. Smith	For
1o.	Benjamin F. Wilson	For
2.	Advisory Vote to Approve Executive Compensation	For
3.	Ratification of the Appointment of Deloitte and Touche LLP as the Independent Public Accounting Firm	For

NOTE: In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the Annual Meeting of Shareholders and any adjournments or postponements thereof.

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